CONSENT OF INDEPENDENT AUDITORS

     We consent to the use in this Registration Statement on Form S-8 of our report dated March 6, 2001 relating to the financial statements of Meridian USA Holdings, Inc. and Subsidiaries as of December 31, 2000 and for the year then ended December 31, 2000.

                                    /s/  Radin,  Glass  &  Co.,  LLP
                                    --------------------------------
                                    Certified  Public  Accountants

New  York,  New  York
April  6,  2001